GENERAL	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:	GENERAL

a.
SuperCom Ltd. (the “Company”) is an Israeli resident company organized in 1988 in Israel. On January 24, 2013 the Company changed its name back to SuperCom Ltd, its original name, from Vuance Ltd. On September 12, 2013, the Company’s ordinary shares were approved for listing on the NASDAQ Capital Market and began trading under the ticker symbol “SPCB” on September 17, 2013. Previously, the Company’s ordinary shares traded on the OTCQB® electronic quotation service.

The Company is a global provider of traditional and digital identity solutions, providing advanced safety, identification, tracking and security products to governments and organizations, both private and public, throughout the world. The Company provides cutting edge real-time positioning, tracking, monitoring and verification solutions enabled by its RFID &Mobile pure security advanced solutions suite of products and technologies, all connected to a web-based, secure, proprietary, interactive and user-friendly interface. The Company offers a wide range of solutions including, national ID registries, e-passports, biometric visas, automated fingerprint identification systems, digitized driver’s licenses, and electronic voter registration and election management using the common platform (“MAGNA”). The Company sells its products through marketing offices in the U.S, and Israel.

b.
In December 2019, a new strain of coronavirus (“COVID-19”) was reported to have surfaced in Wuhan, Hubei Province, China. During February until November of 2020, COVID-19 has spread globally, including in Israel, Asia, Europe, and America. In response to the COVID-19 virus, countries have taken different measures in relation to prevention and containment including lock-down and quarantine. The COVID-19 virus continues to impact worldwide economic activity and pose the risk that we or our employees, contractors, suppliers, customers and other business partners may be prevented from conducting certain business activities for an indefinite period of time, including due to lockdowns that had been mandated by governmental authorities or otherwise elected by companies as a preventive measure.

During 2021, The company’s business, trading and operations were impacted materially by COVID-19. COVID-19 related imposed government restrictions in California, Israel and other geographies limited our ability to interact with our clients to provide full services as well as adding new clients to our monitoring programs given court systems shutdown. During most of the year 2021, the government imposed lockdowns and travel restrictions also hindered proper project deployment, productions, support, sales and R&D processes: (i) had prevented our sales teams to meet customers and demonstrate our products, (ii) had prevented our support teams to travel and visit customers in order to provide the adequate support and upgrades to our products (iii) had prevented our customers to complete tenders, purchases, (iv) had prevented proper collection of our client debt due to travel limitation or liquidity problems with our customers, (v) had prevented our customers and partners to complete the integrations and deployments of the Company current contacts. As the Company relies on manufacturers of components of our products in Far East, Israel, and USA, some of such components had not produced and/or shipped to the Company or to its customers.

COVID-19 continuous spread and protective measures taken by the authorities may continue to adversely affect our future results of operations, cash flows and financial condition.

c.
Liquidity Analysis

The Company has experienced net losses and significant cash outflows from cash used in operating activities over the past 3 years. As of and for the year ended December 31, 2021, the Company had an accumulated deficit of $95,469, and net cash used in operating activities of $9,413 compared to $6,514 for the year ended December 31, 2020, also due to an increased investment in inventory and reduction in old account payables.

Management has evaluated the significance of the conditions described above in relation to the Company’s ability to meet its obligations and noted that as of December 31, 2021, the Company had cash, cash equivalent and restricted cash of $4,604 and positive working capital of $20,505.

Further, during 2020, the Company underwent a cost optimization process to have a more efficient structure to operate through the Covid-19 imposed lockdowns, travel limitations and other related effects. During the optimization process, the Company has reduced its expenses through the reduction in its headcount and overhead costs that resulted in a reduction of operating expenses by 36%, between the years 2020 and 2019. During the year 2021 the Company maintained the efficient cost structure achieved during 2020, with similar operation expenses except for an increase of 15% in R&D expense.

Additionally, the Company secured financing of $20,000 during 2018, of which, $6,000 remains available to the Company to draw during the 12 months following the balance sheet date, under certain conditions. Throughout 2021, the Company also secured through the issuance of multiple notes, aggregate gross proceeds of $12,000 of subordinated debt (“Subordinated Debt”). The Company raised a gross amount of approximately $3,200 in a private placement in July 2020. To date, the Company has used the proceeds from the secured financing, subordinated debt and private placement (i) to satisfy certain indebtedness; and (ii) for general corporate purposes and (iii) working capital needs for multiple new government customer contracts with significant positive cash flow.

On March 1, 2022, the Company raised $4.65 million in a registered direct offering with a single accredited institutional investor of an aggregate of 3,130,000 of its ordinary shares, and 4,401,585 pre-funded warrants to purchase ordinary shares with an exercise price of $0.00001 per share, and concurrent private placement to the Purchaser of the Company’s private warrants to purchase an aggregate of 5,648,689 or ordinary shares at an exercise price of $0.70 per share.

Furthermore, the available $6 million secured credit facility from Fortress Investment Group may provide the Company additional access to capital if needed.

The Company believes that based on the above-mentioned secured financings, management’s plans, maintaining the cost savings and expected cash streams from the Company’s current contracts with customers worldwide, it will be able to fund its operations for at least the next 12 months.

d.
Senior Secured Credit Facility and Subordinated Debt

On September 6, 2018 and October 26, 2018, through a two-stage closing process, the Company entered into a Senior Secured Credit Facility with affiliates of Fortress Investment Group LLC("Fortress") with an aggregate principal amount of up to $20,000 (the "Credit Facility"). The Initial Term Loan which finalized on October 26, 2018 has an aggregate principal of $10,000, and the Incremental Term Loan provides for up to an additional $10,000 in principal through Incremental Draws of at least $1,000 each. In 2019, a total of $4,000 gross was drawn on the Incremental Term Loan, and some of the terms of the Credit Facility were amended to support the needs of the company. The Credit Facility bears interest on the borrowed balance at a rate per annum equal to LIBOR plus an applicable margin (the "Interest Margin") dependent on the EBITDA Leverage Ratio which is calculated and reset on a quarterly basis (8.0% for an EBITDA Leverage Ratio greater than or equal to 2.50x; 7.0% for an EBITDA Leverage Ratio less than 2.50x). At the Company's election, interest is paid in cash or in-kind in the amount of 4% per annum of the Interest Margin. The balance of interest is payable in cash monthly in arrears. For amounts which remain un-borrowed, the Company incurs interest at a rate of 0.50% per annum ("Unused Fee"). From closing and until today, the Company only paid monthly interest payments. In 2023 the Company expects to start making partial monthly amortization payments towards the principal balance, with the majority of the principal to be paid via a bullet payment at the maturity date, which the company expects to be amended to December 2023.

The Credit Facility is subject to an original issue discount equal to 2.5% of any drawn amounts, and amounts repaid cannot be re-borrowed. At maturity, an end-of-term fee of 2.25% to 4.5% is owed by the Company for any amounts drawn. In connection with securing the Credit Facility, the Company incurred legal and due diligence fees, which are recorded together with the original issue discount and end-of-term fee, and amortized into interest expense over the life of the Credit Facility.

In connection with the Credit Facility, the Investor received 25,000 warrants initially and an additional 75,000 warrants for amendments (the “Credit Facility Warrants”) and purchased 106,705 unregistered common shares at a share price of $1.87 from Company at a total of $200. The Credit Facility Warrants mature 7 years from the date of issuance, were set to be issued at a strike price at a premium to the then current market price.

In 2021, the Company secured through the issuance of an additional subordinated notes, gross proceeds of $12,000. For the consideration of $12,000 in gross proceeds, SuperCom issued a two-year unsecured, subordinated promissory note to a certain institutional investor, one in February 2021 and the other in June 2021, both with similar structures and terms. The notes have a 5% annual coupon and a built-in increase to the balance of the notes by 5% every 6 months, for any portion of the notes which has not been paid down prior to maturity. All principal and interest accrued is required to be paid in only one-bullet payment at maturity, and the company has the right to pre-pay any portion of either note at any time without a pre-payment penalty. The company has an option at its discretion only, at any time after 12 months to pay down all or a portion of either note using its ordinary shares, subject to certain conditions being met. The Company converted the remaining balance of the subordinated notes issued in 2020 amounted to $8.240 to the Company’s ordinary shares.

As of December 31, 2021, the outstanding principal, including accrued interest, of the Credit Facility was $16,270 and the aggregate balance for these Subordinated Debt was $13,637.

The Company purchases certain services and products used by it to generate revenues in its projects and sales from several sole suppliers. Although there are only a limited number of manufacturers of those particular services and products, management believe that other suppliers could provide similar services and products on comparable terms without affecting operating results.